Exhibit 99.1

SOC Telemed Completes Acquisition by Patient Square Capital

Herndon, VA – April 6, 2022 – SOC Telemed, Inc. (NASDAQ: TLMD) (the “Company” or “SOC Telemed”), the largest national provider of acute care telemedicine, today announced the completion of its previously announced transaction to be acquired by Patient Square Capital, a leading dedicated health care investment firm, in an all-cash transaction. The acquisition was previously announced on February 3, 2022, and SOC Telemed’s stockholders approved the transaction at the Special Meeting of Stockholders held on April 4, 2022.

Upon completion of the acquisition, SOC Telemed stockholders received $3.00 in cash per share of Class A common stock. SOC Telemed’s Class A common stock and warrants to purchase shares of Class A common stock have ceased trading and are no longer listed on Nasdaq.

With the closing of the transaction, SOC Telemed will now be a private company with the flexibility and resources to continue investing in its unique clinical capabilities, innovating its offering, and expanding its footprint.

SOC Telemed will continue to be led by Dr. Chris Gallagher, Chief Executive Officer, who assumed the role of CEO in September of 2021. Dr. Gallagher said, “We are excited about this next chapter in our company’s journey. I am extremely grateful to our team members whose dedication and hard work have contributed to SOC Telemed’s success and made this possible. We believe that with the support and expertise of Patient Square Capital, SOC Telemed will be well positioned to meet the growing needs of patients, physicians and our hospital partners.”

Additional details can be found in a Current Report on Form 8-K filed by SOC Telemed this morning with the Securities and Exchange Commission (the “SEC”).

About SOC Telemed

SOC Telemed (“SOC”) is the leading national provider of acute telemedicine technology and solutions to hospitals, health systems, post-acute providers, physician networks, and value-based care organizations since 2004. Built on proven and scalable infrastructure as an enterprise-wide solution, SOC’s technology platform, Telemed IQ, rapidly deploys and seamlessly optimizes telemedicine programs across the continuum of care. SOC provides a supportive and dedicated partner presence, virtually delivering patient care through teleNeurology, telePsychiatry, teleCritical Care, telePulmonology, teleCardiology, teleInfectious Disease, teleNephrology, teleMaternal-Fetal Medicine and other service lines, enabling healthcare organizations to build sustainable telemedicine programs across clinical specialties. SOC enables organizations to enrich their care models and touch more lives by supplying healthcare teams with industry-leading solutions that drive improved clinical care, patient outcomes, and organizational health. The company was the first provider of acute clinical telemedicine services to earn The Joint Commission’s Gold Seal of Approval and has maintained that accreditation every year since inception. For more information, visit www.soctelemed.com.

About Patient Square Capital

Patient Square Capital is a dedicated health care investment firm that partners with best-in-class management teams whose products, services and technologies improve health. We utilize our deep industry expertise, our broad network of relationships and a true partnership approach to make investments in companies that will grow and thrive. We believe in the power these companies have to improve patient lives, strengthen communities and create a healthier world. Patient Square Capital is purpose built by a team of industry-leading executives, differentiated by the depth of our focus in health care, the breadth of our health care investing experience, and the network we can activate to drive differentiated outcomes. Most importantly, patients are squarely at the center of all that we do. For more information, visit www.patientsquarecapital.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on SOC Telemed’s current expectations, estimates and projections about the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by SOC Telemed and Patient Square Capital, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements, including statements about the parties’ ability to realize the anticipated benefits of the transaction are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the impact of the COVID-19 pandemic on SOC Telemed’s business and general economic conditions; (ii) SOC Telemed’s ability to implement its business strategy; (iii) significant transaction costs associated with the transaction; (iv) potential litigation relating to the transaction; (v) the risk that disruptions from the transaction will harm SOC Telemed’s business, including current plans and operations; (vi) the ability of SOC Telemed to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the completion of the transaction; (viii) legislative, regulatory and economic developments affecting SOC Telemed’s business; (ix) general economic and market developments and conditions; (x) the evolving legal, regulatory and tax regimes under which SOC Telemed operates; (xi) potential business uncertainty, including changes to existing business relationships, following the completion of the transaction that could affect SOC Telemed’s financial performance; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities, or pandemics; (xiii) other factors as set forth from time to time in SOC Telemed’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, as may be updated or supplemented by any subsequent filings that SOC Telemed may file with the SEC, as well as SOC Telemed’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the Proxy Statement filed with the SEC in connection with the transaction. Investors are cautioned not to place undue reliance on such statements which speak only as of the date they are made. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and other similar risks, any of which could have a material adverse effect on SOC Telemed’s financial condition, results of operations, or liquidity. SOC Telemed does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contact

Doug Allen/Zach Kouwe
Dukas Linden Public Relations
646-722-6530
PatientSquare@DLPR.com

Investor Relations

Steve Rubis
Vice President, Investor Relations
SOC Telemed

(214) 681-7991
srubis@soctelemed.com